Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 146 to Registration Statement No. 33-26305 on Form N-1A of our reports dated November 24, 2010, relating to the financial statements and financial highlights of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Asset Allocation Portfolio, BlackRock Energy & Resources Portfolio, BlackRock Global Opportunities Portfolio, BlackRock Health Sciences Opportunities Portfolio, BlackRock International Opportunities Portfolio, BlackRock Small Cap Core Equity Portfolio, BlackRock Small Cap Growth Equity Portfolio, BlackRock Small/Mid-Cap Growth Portfolio, and BlackRock U.S. Opportunities Portfolio, each a series of BlackRock Funds, appearing in the Annual Reports on Form N-CSR of BlackRock Funds for the year ended September 30, 2010, and to the references to us under the headings “Financial Highlights” in the Prospectuses, which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 26, 2010